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                                                                EXHIBIT 23.5



                CONSENT OF HORNECKER, COWLING, HASSEN & HEYSELL, L.L.P.



                We hereby consent to the use of our firm's name under the caption "Legal Matters" in the Prospectus/Joint Proxy Statement included within the Form S-4 Registration Statement.

                                HORNECKER, COWLING, HASSEN & HEYSELL, L.L.P.


                                By:   /s/ Gregory T. Hornecker
                                    ----------------------------
                                Date: March 17, 2000